UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): June 14, 2005


                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State of Other Jurisdiction of Incorporation)

                        Commission file number: 001-12079

                  I.R.S. Employer Identification No. 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
         (Address of principal executive offices and telephone number)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 -- OTHER EVENTS

     On June 14, 2005, the Registrant issued the press releases attached hereto as Exhibits 99.1 and 99.2.



ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     Not  Applicable

(b)  Pro Forma Financial Information.

     Not  Applicable

(c)  Exhibits.

     99.1. Press release, dated June 14, 2005.
     99.2. Press release, dated June 14, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       ------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: June 15, 2005

EXHIBIT 99.1.


NEWS RELEASE                                            CONTACTS: (408) 995-5115
                                    Media Relations: Katherine Potter, Ext. 1168
                                     Investor Relations: Rick Barraza, Ext. 1125


            Calpine Prices $155 Million Preferred Shares Offering and
                    $100 Million Senior Term Loan Refinancing
                          for its Metcalf Energy Center

     (SAN JOSE, CALIF.) /PR Newswire-First Call/ June 14, 2005 - Calpine Corporation's [NYSE:CPN] indirect subsidiary, Metcalf Energy Center, LLC (Metcalf LLC), has priced its $155 million offering of 5.5-Year Redeemable Preferred Shares at LIBOR plus 900 basis points. Concurrent with the pricing of the Preferred Shares, Metcalf LLC priced a five-year, $100 million Senior Term Loan at LIBOR plus 300 basis points. Calpine expects the transaction to close on Thursday, June 16, 2005.

     Metcalf LLC owns Calpine's 600-megawatt Metcalf Energy Center in San Jose, Calif. Metcalf LLC is a stand-alone subsidiary of Calpine. Calpine and other Calpine affiliates will not be responsible for the debts or other obligations of Metcalf LLC or other Metcalf entities.

     The net proceeds of the offering of the Redeemable Preferred Shares will ultimately be used as permitted by Calpine's existing bond indentures. Net proceeds from the offering of the Senior Term Loan will be used to refinance all outstanding indebtedness under the existing construction credit facility, to pay fees and expenses related to the transaction, and as permitted by Calpine's existing indentures.

     The Redeemable Preferred Shares are not registered under the Securities Act of 1933, and may not be offered in the United States absent registration or an applicable exemption from registration requirements. The Redeemable Preferred Shares were offered in a private placement in the United States under Regulation D under the Securities Act of 1933 and outside of the United States pursuant to Regulation S under the Securities Act of 1933. This press release shall not constitute an offer to sell or the solicitation of an offer to buy. Securities laws applicable to private placements limit the extent of information that can be provided at this time.

EXHIBIT 99.2.


NEWS RELEASE
                                                        CONTACTS: (408) 995-5115
                                   Media Relations:  Katherine Potter, Ext. 1168
                                    Investor Relations:  Rick Barraza, Ext. 1125


             Calpine Announces Plans for $357 Million of Asset Sales

               Company Enters Into Exclusive Negotiations to Sell
           Four Power Plants Totaling Nearly 850 Megawatts of Capacity

             Advances Program to Reduce Debt, Increase Cash Flow and
                            Optimize Power Portfolio

     (SAN JOSE, Calif.) /PR Newswire - First Call/ June 14, 2005 - Calpine Corporation [NYSE:CPN] has entered into exclusive negotiations for the sale of four gas-fired power plants, representing nearly 850 megawatts of capacity. These potential power plant sales are part of Calpine's recently announced strategic program to reduce more than $3 billion of debt by the end of 2005, increase cash flow and optimize its power plant portfolio. Three of the plants are located in the Pennsylvania-New Jersey-Maryland (PJM) power market - the fourth is in Illinois.

     Calpine has entered into four separate, non-binding agreements for the sale of the power plants. Three of the four asset sale agreements are with Tenaska Power Fund, L.P. (Tenaska). The fourth agreement is with Diamond Generating Corporation (Diamond). Completion of these four asset sales is dependent upon the execution of definitive purchase and sale agreements for each plant and other terms and conditions, including regulatory approvals. Net proceeds from any power plant sale would be used to reduce debt and as permitted by the company's indentures.

     "Calpine continues to evaluate attractive opportunities to sell non-strategic power plants," stated Calpine Chief Financial Officer Bob Kelly. "While these are strong operating plants, they present Calpine with an excellent opportunity to divest of non-core assets, strengthen its balance sheet and retain the long-term value of the company's generating portfolio."

     The proposed power plant sales include:

     o Ontelaunee Energy Center - Located in Ontelaunee Township, this 584-megawatt, gas-fired, combined-cycle power plant entered operations in 2002 and generates electricity for the PJM power market. Calpine developed and managed construction of Ontelaunee and has a 100% interest in the power plant. The company is in exclusive negotiations with Tenaska for the sale of the plant for approximately $231 million. As part of the agreement, Calpine expects to provide operations and maintenance and other energy services to Tenaska.

     o Morris Power Plant - Calpine has a 100% interest in this 156-megawatt, gas-fired, cogeneration plant. Located in Morris, Ill., the power plant began operations in 1998 and provides up to 77 megawatts of electricity and an average 300,000 pounds of steam per hour to Equistar Chemical under long-term agreements. Excess capacity is sold to Exelon Generating Company LLC and into the open market. The company is in exclusive negotiations with Diamond for the sale of its interest in Morris for approximately $82 million.

     o Grays Ferry Power Plant - Located in Philadelphia, this 175-megawatt, gas-fired, cogeneration plant entered operations in 1998 and delivers electricity to PECO Energy Company and steam to Trigen-Philadelphia Energy under long-term contracts. Calpine has a 50% interest in the Grays Ferry plant. The company is in exclusive negotiations with Tenaska for the sale of its interest in Grays Ferry for approximately $37 million.

     o Philadelphia Water Works Plant (PWW) - Also located in Philadelphia, Calpine has an 83% interest in this 23-megawatt, cogeneration power plant. PWW generates electricity from two standby generation/peaking units, fueled by natural gas, diesel and biogas. The plant, which entered operations in September 1993, supplies electricity for the Philadelphia Municipal Authority under a long-term agreement. Calpine is also in exclusive negotiations with Tenaska for the sale of PWW for approximately $7 million.


About Calpine

     A  major  power  company,   Calpine  Corporation   supplies  customers  and
communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine owns, leases and operates integrated systems of plants in 21 U.S. states, three Canadian provinces and in the United Kingdom. Its customized products and services include wholesale and retail electricity, natural gas, gas turbine components and services, energy management, and a wide range of power plant engineering, construction and operations services. Calpine was founded in 1984. It is included in the S&P 500 Index and is publicly traded on the New York Stock Exchange under the symbol CPN. For more information, visit www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) the timing and extent of deregulation of energy markets and the rules and regulations adopted on a transitional basis with respect thereto; (ii) the timing and extent of changes in commodity prices for energy, particularly natural gas and electricity; (iii) unscheduled outages of operating plants; (iv) a competitor's development of lower cost generating gas-fired power plants; (v) risks associated with marketing and selling power from power plants in the newly-competitive energy market; and (vi) other risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2004 , and in its Quarterly Report on Form 10-Q for the three months ended March 31, 2005, which can be found on the Company's website at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.